Exhibit 10.13(b)


  Schedule of Secured Convertible Notes (refinancings through October 31, 2005)
          issued by NCT Group, Inc. to Carole Salkind and outstanding as of October 31, 2005



                                                                  Conversion
     Issue Date           Due Date             Principal            Price
     ----------           --------          --------------          -----
      08/24/05            02/24/06          $    979,260           $0.0080
      09/26/05            03/26/06             3,255,754           $0.0060
      09/30/05            03/30/06               444,873           $0.0050
      10/18/05            04/18/06               968,035           $0.0049
      10/31/05            04/30/06             1,625,612           $0.0044

                                          -----------------
                                            $  7,273,534
                                          =================